UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2022

Date of Report (Date of earliest event reported)

ELECTRIC LAST MILE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39457	84-2308711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 W. Square Lake Road

Troy, Michigan 48098

(Address of Principal Executive Offices) (Zip Code)

(888) 825-9111

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ELMS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	ELMSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Electric Last Mile Solutions, Inc. Reports Resignation of BDO and Disagreements with BDO

On February 8, 2022, BDO, LLP (“BDO”) resigned as the independent registered public accounting firm of Electric Last Mile Solutions, Inc. (the “Company”) for the fiscal year ended December 31, 2021.

The Company has two disagreements with BDO: first, whether BDO complied with applicable auditor independence requirements of the Securities and Exchange Commission (the “SEC”) and the Public Company Accounting Oversight Board (the “PCAOB”); and second, whether the Company has taken timely and appropriate remedial action within the meaning of Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”).

1. Background

As the Company previously reported in its Current Report on Form 8-K filed on February 1, 2022:

●	On November 25, 2021, the Board formed a Special Committee to conduct and direct an investigation, review and analysis of certain sales by the Company of its equity securities (the “Transactions”) to individuals associated with the Company and the corporate law, disclosure and tax consequences of the Transactions and related issues. The Special Committee was also authorized at that time to report the resulting advice, findings and conclusions, and proposed actions to the Board.

●	In connection with this investigation, the Company confirmed, among other things, that the Company did not recognize or disclose any compensation associated with the Transactions by our former executives.

●	The Board has concluded that the previously issued consolidated financial statements of the Company’s accounting predecessor, Electric Last Mile, Inc. (“ELMI”) included in the Company’s Registration Statement on Form S-1 (File No. 333-258146) should no longer be relied upon. The financial statements were included in the Form S-1 in reliance on the report of BDO in its capacity as ELMI’s independent registered public accounting firm.

2. Disagreements with BDO

The Company is hereby reporting two disagreements with BDO: (i) prior to BDO’s resignation, a disagreement as to whether BDO met the relevant requirements for auditor independence of the SEC and the PCAOB; and (ii) on the date of BDO’s resignation, a disagreement as to whether the Company has taken timely and appropriate remedial action within the meaning of Section 10A of the Exchange Act.

Disagreement over BDO’s compliance with the SEC’s and PCAOB’s auditor independence rules

As an independent registered public accounting firm, BDO and its associated persons were required by the SEC’s and PCAOB’s rules to be independent of the Company throughout the audit and professional engagement period. Furthermore, under PCAOB Rule 3526(b), BDO was required to: (i) describe in writing to the Audit Committee all relationships between BDO, BDO’s affiliates and the Company that may reasonably be thought to bear on BDO’s independence; (ii) discuss with the Audit Committee the potential effects of any such relationships on BDO’s independence; (iii) affirm in writing to the Audit Committee that BDO is independent under SEC and PCAOB rules; and (iv) document the substance of its discussion with the Audit Committee.

During the course of its investigation, the Special Committee identified potential concerns regarding BDO’s independence. In particular, the Special Committee identified that BDO’s Tax Advisory Group (“BDO Tax”) had helped to create and structure the Transactions that ultimately resulted in the resignations of ELMI’s co-founder, Jason Luo, who served as Executive Chairman of ELMI and subsequently served as Executive Chairman of the Company until his resignation on February 1, 2022, and of Jim Taylor, our former Chief Executive Officer.

BDO Tax provided advice to Mr. Luo and his affiliates. PCAOB Rule 3522 restricts the ability of an auditor to provide non-audit services to an audit client related to the tax treatment of a “confidential transaction” or a transaction “a significant purpose of which is tax avoidance.” Similarly, PCAOB Rule 3523 limits an auditor’s provision of tax services to a “person in a financial reporting oversight role at the issuer audit client.”

The Special Committee also identified BDO’s failure to disclose the BDO Tax engagement in BDO’s letter to the Audit Committee dated July 15, 2021, in which BDO purported to list relationships between the Company and BDO and its affiliates that may reasonably be thought to bear on its independence. PCAOB Rule 3526(b) provides that a registered public accounting firm must, at least annually, describe, in writing, to the audit committee of an audit client, all relationships between the firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client, that, as of the date of the communication, may reasonably be thought to bear on independence.

The Company, the Audit Committee and their representatives repeatedly requested that BDO provide its independence analysis with respect to the services provided by BDO Tax. As of the date of this report, BDO has failed to provide the requested information.

Disagreement over BDO’s claims that the Company did not take timely and appropriate remedial action

The Company also believes that BDO wrongly claimed that the Company did not take timely and appropriate remedial action with respect to the matters reported in its February 1 Form 8-K.

Exchange Act Section 10A requires an auditor that has detected the possible occurrence of certain “illegal acts” to, among other things, inform management and the audit committee of such acts. In addition, under Section 10A the auditor must notify the board if the company’s management and board have not taken “timely and appropriate remedial actions with respect to the illegal act.”

On February 8 – the date of its resignation – BDO sent a separate letter addressed to the Board invoking Section 10A and claiming that the Company had not taken such timely and appropriate remedial action. The next day, on February 9, 2022, the Audit Committee sent a letter to BDO responding in detail to BDO’s claims. As noted below, this correspondence is attached as exhibits to this filing.

Contrary to BDO’s claim that the Company failed to respond adequately to the discovery of the Transactions, it was the Company itself that uncovered the Transactions and brought them to the attention of BDO. The Board formed the Special Committee and caused it to investigate the issues discussed in the February 1 Form 8-K. The Special Committee provided BDO regular updates throughout the investigation process.

BDO’s purported claim under Section 10A rings particularly hollow given BDO Tax’s role in helping to structure the Transactions – matters which ultimately resulted in the resignation of the Company’s former Chief Executive Officer and former Executive Chairman. Indeed, BDO itself had an obligation under Section 10A(a)(2) to include in its audit “procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure therein.” Given that the Special Committee brought the Transactions to the attention of BDO, and not the other way around, it is not clear how BDO met this requirement.

In sum, the Company believes BDO’s claims are directly at odds with the facts of its engagement, BDO’s involvement in and contemporary awareness of the underlying transactions, and the regular updates that the Special Committee provided to BDO throughout the investigation process.

3. Other Matters

In addition:

●	As of the date of this report, the Company has provided BDO with a copy of the statements set forth in this Item 4.01 and, in accordance with SEC requirements, has requested that BDO furnish the Company with a letter addressed to the SEC stating whether BDO agrees with the statements made by the Company with respect to the foregoing disagreements and, if not, stating the respects in which BDO does not agree. The Company has requested that BDO provide the letter as promptly as possible so that the Company can file the letter with the SEC within ten business days after the date of this report, as required by SEC rules.

●	As of the date of BDO’s resignation, the Audit Committee had not determined whether to recommend or approve a change in the Company’s independent registered public accounting firm. Correspondence with BDO regarding our prior disclosure, which has been submitted to the SEC, is attached hereto as Exhibit 16.1 and 16.2 and incorporated herein by reference.

●	For the past two fiscal years and any subsequent interim period, BDO’s report did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Following the announcement in the Company’s February 1 Form 8-K, BDO noted in its Resignation Letter its belief that, in light of the foregoing, BDO’s prior opinion on the Audited Financial Statements should not be relied upon.

●	The Audit Committee has commenced a search process for a replacement independent registered public accounting firm. Upon the appointment of a successor auditor, the Company intends to authorize BDO to respond fully to the inquiries of the successor auditor concerning the matters disclosed in this report.

Item 8.01. Other Events.

Under its new leadership, the Company has commenced a comprehensive review of the status of the Company’s products and commercial plans, the results of which will be reported publicly as soon as they are available. Articles published by The Detroit News on February 2, 2022 and by the Detroit Free Press on February 9, 2022 each contained statements made by a spokesperson for the Company with respect to, among other things, the timeline for commercialization of the Company’s products. These statements were not authorized by the Company and the Company hereby retracts such statements.

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the Company’s intention to restate its prior consolidated financial statements, the expected results of the Company’s evaluation of its internal control over financial reporting and review of the status of the Company’s products and commercial plans, and the anticipated timing of filing the Company’s periodic reports. These statements are subject to risks and uncertainties, including the risk that the preparation of the restated consolidated financial statements or other subsequent events may require the Company to make additional adjustments to its financial statements or may delay future filings, and actual results may differ materially from these statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
16.1	Letter of BDO, dated February 8, 2022
16.2	Letter of the Audit Committee, dated February 9, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2022	ELECTRIC LAST MILE SOLUTIONS, INC.

	By:	/s/ Robert Song
Robert Song
Chief Financial Officer and Treasurer

4